UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2009

MIVA, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-30428	88-0348835
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5220 Summerlin Commons Boulevard Fort Myers, Florida		33907
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (239) 561-7229

Not Applicable

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

                As previously disclosed by MIVA, Inc. (the “Company”) in a current report on Form 8-K filed with the Securities and Exchange Commission on March 18, 2009 (the “Current Report”), on March 12, 2009, the Company and certain of its subsidiaries entered into and consummated an Asset Purchase Agreement with Adknowledge, Inc. (“Adknowledge”) and certain of its subsidiaries pursuant to which the Company sold to Adknowledge assets relating to its MIVA Media operations for cash consideration of approximately $11.6 million, plus assumption of certain balance sheet liabilities, and subject to certain retained assets and liabilities and post-closing adjustments (the “MIVA Media Sale”).  Attached as Exhibit 99.1 to the Current Report were unaudited pro forma condensed consolidated financial statements and accompanying notes, which presented for illustrative purposes only, and were not necessarily indicative of the operating results or the financial position that would have been achieved had the MIVA Media Sale been consummated as of the dates indicated or of the results that may be obtained in the future.  Such financial statements and accompanying notes contained a few typographical errors.  Attached as Exhibit 99.1 to this current report on Form 8-K/A and incorporated herein by reference are corrected unaudited pro forma condensed consolidated financial statements and accompanying notes.

Item 9.01.                                          Financial Statements and Exhibits.

                (b)          Pro Forma Financial Information

                Attached hereto as Exhibit 99.1 and incorporated herein by reference are (i) unaudited condensed consolidated balance sheet at September 30, 2008; (ii) unaudited condensed consolidated statements of operations for the nine month periods ended September 30, 2008 and 2007; and (iii) unaudited condensed consolidated statements of operations for the fiscal years ended December 31, 2007 and 2006.

                These unaudited pro forma condensed consolidated financial statements are presented for illustrative purposes only and are not necessarily indicative of the operating results or the financial position that would have been achieved had the MIVA Media Sale been consummated as of the dates indicated or of the results that may be obtained in the future. These unaudited pro forma condensed consolidated financial statements and the accompanying notes should be read together with the Company’s audited consolidated financial statements and accompanying notes as of and for the years ended December 31, 2007 and 2006, and Management’s Discussion and Analysis included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2007 and the unaudited consolidated financial statements filed in our Form 10-Q for the period ended September 30, 2008.

                (d)          Exhibits.

Exhibit No.	Description

99.1	Pro forma financial information

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 19, 2009	MIVA, Inc.

	By:	/s/ Peter A. Corrao
Peter A. Corrao
President and CEO

EXHIBIT INDEX

Exhibit No.	Description

99.1	Pro forma financial information